Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
Subsequent Events

12. SUBSEQUENT EVENTS

        As disclosed in Note 1, on February 5, 2014, 9,250,000 shares of common stock were sold on the Company's behalf at an initial public offering price of $7.00 per share, for aggregate gross proceeds of $64.8 million. On March 6, 2014, in connection with the partial exercise by the underwriters of the Company's initial public offering of the over-allotment option granted to them in connection with the initial public offering, 270,449 additional shares of common stock were sold on the Company's behalf at the initial public offering price of $7.00 per share, for aggregate gross proceeds of approximately $1.9 million. In addition, as part of the initial public offering, all of the Company's outstanding convertible preferred stock converted, and a portion of its warrants were net exercised, into aggregate total of 15,649,686 shares of common stock. Upon consummation of the initial public offering in February 2014, the remaining warrant to purchase up to 125,000 shares of the Company's Series B preferred stock was converted into a warrant to purchase up to 20,161 shares of common stock, and the fair value of the warrant liability at that time was reclassified to additional paid-in capital.